UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 31, 2013

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2013, Mohawk Industries, Inc. completed the public offering of $600 million aggregate principal amount of 3.850% Senior Notes due 2023 (the “Notes”). The Notes were issued under an Indenture, dated as of January 31, 2013, as supplemented by the First Supplemental Indenture, dated as of January 31, 2013, in each case between Mohawk and U.S. Bank National Association, as trustee. Copies of the Indenture and First Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

The material terms of the Notes are described in Mohawk’s prospectus supplement, dated January 28, 2013, as filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2013, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, which relates to the offer and sale of the Notes and supplements Mohawk’s prospectus dated February 29, 2012 filed as part of Mohawk’s Registration Statement on Form S-3 (file no. 333-179798) (the “Registration Statement”). Mohawk registered the sale of the Notes with the Commission pursuant to the Registration Statement.

Item 8.01	Other Events.

In connection with the offering of the Notes, Mohawk is also filing certain other exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of Note for the Notes and the Opinion of Alston & Bird LLP, which are attached hereto as Exhibits 4.3 and 5.1, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of January 31, 2013, by and between Mohawk Industries, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of January 31, 2013, by and between Mohawk Industries, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Note for the 3.850% Senior Notes due 2023 (included in Exhibit 4.2).

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Dated: January 31, 2013	By:	/s/ James T. Lucke
		Name:	James T. Lucke
		Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit

4.1	Indenture, dated as of January 31, 2013, by and between Mohawk Industries, Inc. and U.S. Bank National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of January 31, 2013, by and between Mohawk Industries, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Note for the 3.850% Senior Notes due 2023 (included in Exhibit 4.2)

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)